UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 23, 2022

OppFi Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39550	85-1648122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 E. Randolph Street, Suite 3400

Chicago, Illinois 60601

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (312) 212-8079

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	OPFI	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	OPFI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Transition

On February 23, 2022, the Board of Directors (the “Board”) of OppFi Inc., a Delaware corporation (the “Company”), appointed Mr. Todd G. Schwartz as the Chief Executive Officer of the Company, effective February 28, 2022 (the “Effective Date”). Mr. Schwartz will continue to serve as the Executive Chairman of the Board.

There are no arrangements or understandings between Mr. Schwartz and any other person pursuant to which he was appointed as Chief Executive Officer. Other than as previously reported, since the beginning of the Company’s last fiscal year, the Company has not engaged in any transactions, and there are no proposed transactions, or series of similar transactions, in which the Company was or is to be a participant and in which Mr. Schwartz had a direct or indirect material interest in which the amount involved exceeds or exceeded $120,000. A description such transactions and of Mr. Schwartz’s positions with the Company, family relationships, business experience and certain biographical information is set forth in the Company’s registration statement on Form S-1, filed with U.S. Securities and Exchange Commission (the “SEC”) on August 11, 2021, which information is incorporated by reference herein.

Also on February 23, 2022, the Company entered into a separation agreement with Mr. Neville Crawley pursuant to which Mr. Crawley resigned as the Chief Executive Officer and a director of the Company, effective as of the Effective Date. The Company has agreed to continue to pay Mr. Crawley his current base salary and reimbursements for COBRA healthcare expenses for 12 months following the Effective Date, as well as pro rata bonuses for the prior and current fiscal years in the amount of $175,000 and, $85,000, respectively. In addition, the Company has agreed to accelerate the vesting of 175,000 of Mr. Crawley’s outstanding stock options and 25,671 of his outstanding restricted stock units. Mr. Crawley has executed a release of claims in favor of the Company and its affiliates and will be subject to customary restrictive covenants, including non-competition and non-solicitation covenants as set forth in Mr. Crawley’s employment agreement with the Company, dated July 8, 2021.

Chief Financial Officer Employment Agreement

On February 28, 2022, Opportunity Financial, LLC, a Delaware limited liability company and subsidiary of the Company (“OppFi-LLC”), and Mr. Shiven Shah, the Chief Financial Officer of the Company, entered into an Employment Agreement (the “Employment Agreement”). The Employment Agreement provides for base compensation of $375,000, subject to merit increases from time to time as determined by the Compensation Committee of the Board (the “Compensation Committee”), and an annual incentive bonus with a target of 60% of Mr. Shah’s annual base salary, with the actual bonus amount determined based on achievement of performance targets as determined by the Compensation Committee. In addition, the Employment Agreement provides for severance and termination benefits in the event Mr. Shah’s employment is terminated without cause and for a retention bonus equal to one year’s base salary, payable in installments through March 15, 2023, if Mr. Shah remains continuously employment through June 30, 2022.

Mr. Shah will also be entitled to participate in the Company and OppFi-LLC’s retirement and welfare or other benefit programs offered to employees and executives generally.

Severance and termination benefits payable pursuant to the Employment Agreement are subject to Mr. Shah’s execution of a release of claims in favor of the Company and its affiliates and compliance with customary restrictive covenants, including non-competition and non-solicitation as set forth in the Employment Agreement.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Employment Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 28, 2022, the Company issued a press release announcing the appointment of Mr. Schwartz. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description

10.1*+	Employment Agreement, dated February 28, 2022, by and between Opportunity Financial, LLC and Mr. Shiven Shah.

99.1	Press Release from OppFi Inc., dated February 28, 2022.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

*

Portions of this exhibit have been redacted in accordance with Item 601(b)(10) of Regulation S-K. The omitted information is not material and is the type that the registrant treats as private or confidential.

+

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPPFI INC.

Date: February 28, 2022	By:	/s/ Todd G. Schwartz
	Name:	Todd G. Schwartz
	Title:	Chief Executive Officer